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                                                                    EXHIBIT 10.5


                               PLEDGE AGREEMENT



                               TABLE OF CONTENTS

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     1.    SECURITY FOR OBLIGATIONS...................................     2

     2.    DEFINITIONS; ANNEXES.......................................     3

     3.    PLEDGE OF SECURITY INTEREST, ETC. .........................     7

           3.1  Pledge................................................     7
           3.2  Procedures............................................    10
           3.3  Subsequently Acquired Collateral......................    12
           3.4  Transfer Taxes........................................    12
           3.5  Definition of Pledged Notes...........................    12
           3.6  Certain Representations and Warranties Regarding
                  the Collateral......................................    12

     4.    APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS; ETC. .............    13

     5.    VOTING, ETC., WHILE NO EVENT OF DEFAULT....................    13

     6.    DIVIDENDS AND OTHER DISTRIBUTIONS..........................    13

     7.    REMEDIES IN CASE OF AN EVENT OF DEFAULT....................    14

     8.    REMEDIES, ETC., CUMULATIVE.................................    15

     9.    APPLICATION OF PROCEEDS....................................    16

     10.   PURCHASERS OF COLLATERAL...................................    16

     11.   INDEMNITY..................................................    16

     12.   FURTHER ASSURANCES; POWER OF ATTORNEY......................    17

     13.   THE PLEDGEE AS COLLATERAL AGENT............................    17

     14.   TRANSFER BY THE PLEDGORS...................................    17

     15.   REPRESENTATIONS, WARRANTIES AND COVENANTS
           OF THE PLEDGORS............................................    17

     16.   CHIEF EXECUTIVE OFFICE; RECORDS............................    19

     17.   PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. ......................    20

     18.   SALE OF COLLATERAL WITHOUT REGISTRATION....................    21

     19.   TERMINATION; RELEASE.......................................    21

     20.   NOTICES, ETC. .............................................    22

     21.   THE PLEDGEE................................................    23

     22.   WAIVER; AMENDMENT..........................................    23

     23.   MISCELLANEOUS..............................................    24

     24.   WAIVER OF JURY TRIAL.......................................    24

     25.   ADDITIONAL PLEDGORS........................................    24

     26.   RECOURSE...................................................    24

     27.   LIMITED OBLIGATIONS........................................    24

     28.   PLEDGEE NOT A PARTNER OR LIMITED LIABILITY
           COMPANY MEMBER.............................................    25

     29.   EFFECTIVENESS..............................................    25

                  PLEDGE AGREEMENT, dated as of October 15, 1999 (as amended, restated, modified and/or supplemented from time to time, this "Agreement"), among each of the undersigned (each, a "Pledgor" and, together with each other entity which becomes a party hereto pursuant to Section 25, collectively, the "Pledgors") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H :


                  WHEREAS, IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), various financial institutions from time to time party thereto (the "Lenders"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers (in such capacity, each a "Co-Lead Arranger" and collectively, the "Co-Lead Arrangers") and Co-Book Runners (in such capacity, each a "Co-Book Runner" and collectively, the "Co-Book Runners"), Paribas, as Documentation Agent (in such capacity, the "Documentation Agent"), The Bank of Nova Scotia, as Syndication Agent (in such capacity, the "Syndication Agent"), and Morgan Guaranty Trust Company of New York, as Administrative Agent (in such capacity, the "Administrative Agent", and together with the Lenders, the Co-Lead Arrangers, the Syndication Agent, each Issuing Bank, the Pledgee and the Collateral Agent, the "Lender Creditors") have entered into the Credit Agreement, providing for the extension of credit to the Borrower as contemplated therein;

                  WHEREAS, the Borrower may from time to time enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an "Interest Rate Protection Agreement or Other Hedging Agreement"), with Morgan Guaranty Trust Company of New York in its individual capacity ("Morgan Guaranty"), any Lender or a syndicate of financial institutions organized by Morgan Guaranty or any such Lender, or an affiliate of Morgan Guaranty or any such Lender (Morgan Guaranty, any such Lender or Lenders or affiliate or affiliates of Morgan Guaranty or such Lender or Lenders (even if Morgan Guaranty or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any such institution that participates in such Interest Rate Protection Agreements or Other Hedging Agreements, and in each case their subsequent successors and assigns, collectively, the "Other Creditors", and together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, pursuant to a Subsidiaries Guaranty, dated as of October 15, 1999 (as amended, restated, modified and/or supplemented from time to time, the "Subsidiaries Guaranty"), each Pledgor (other than the Borrower) has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and each Interest Rate Protection Agreement and Other Hedging Agreement;

                  WHEREAS, it is a condition precedent to the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Interest Rate Protection Agreements and Other Hedging Agreements that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of Letters of Credit for the account of the Borrower under the Credit Agreement and the Borrower's entering into Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to execute this Agreement in order to satisfy the conditions precedent described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and to issue, and participate in, Letters of Credit for the account of the Borrower, and to induce the Other Creditors to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of such Pledgor owing to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including, in the case of a Pledgor other than the Borrower, all such obligations, liabilities and indebtedness under the Subsidiaries Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent guaranteeing obligations of the Borrower under Interest Rate Protection Agreements or
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         Other Hedging Agreements, being herein collectively called the "Credit
         Document Obligations");

                  (ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, indemnities, fees and interest thereon) of such Pledgor owing to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereinafter arising, and the due performance and compliance with the terms, conditions and agreements of each such Interest Rate Protection Agreement and Other Hedging Agreement by such Pledgor, including, in the case of Pledgors other than the Borrower, all obligations, liabilities and indebtedness under the Subsidiaries Guaranty, in each case, in respect of the Interest Rate Protection Agreements and Other Hedging Agreements, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each such Interest Rate Protection Agreement and Other Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Other Obligations");

                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) and/or preserve its security interest therein;

                  (iv) in the event of any proceeding for the collection of the Obligations (as defined below) or the enforcement of this Agreement, after an Event of Default (such term, as used in this Agreement, shall mean and include any Event of Default under, and as defined in, the Credit Agreement and any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as defined below)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Indemnitee to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement.

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (v) of this Section 1 being collectively called the "Obligations", it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITIONS; ANNEXES. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

                  (b) The following capitalized terms used herein shall have the definitions specified below:

                  "Administrative Agent" shall have the meaning given such term in the recitals hereto.

                  "Adverse Claim" shall have the meaning given such term in
Section 8-102(a)(1) of the UCC.

                  "Agreement" shall have the meaning set forth in the first paragraph hereof.

                  "Borrower" shall mean IASIS Healthcare Corporation, a Delaware corporation.

                  "Certificated Security" shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

                  "Clearing Corporation" shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

                  "Co-Book Runner" shall have the meaning set forth in the recitals hereto.

                  "Co-Lead Arranger" shall have the meaning set forth in the recitals hereto.

                  "Collateral" shall have the meaning set forth in Section 3.1 hereof.

                  "Collateral Accounts" shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

                  "Credit Agreement" shall mean the Credit Agreement, dated as of October 15, 1999, among the Borrower, the Lenders, the Co-Lead Arrangers, the Documentation Agent, the Syndication Agent and the Administrative Agent, providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower as contemplated therein, as the same may be amended, restated, modified, extended, renewed, replaced, supplemented, restructured and/or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of the Borrower and whose obligations are guaranteed by the Borrower and/or the Subsidiary Guarantors thereunder or any increase in the amount borrowed) all, or any portion of, the Indebtedness under such agreement or any successor agreements; provided that, with respect to any agreement providing for the refinancing of Indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either (A) all obligations under the Credit Agreement being refinanced shall be paid in full at the time of such refinancing, and all commitments under the refinanced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Lenders shall have consented in writing to the refinancing Indebtedness being treated, along with their Indebtedness, as Indebtedness pursuant to the Credit Agreement,
(ii) the refinancing Indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced (if such Credit Agreement is to remain outstanding) and (iii) a notice to the effect that the refinancing Indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Borrower to the Pledgee).

                  "Credit Document Obligations" shall have the meaning set forth in Section 1 hereof.

                  "Documentation Agent" shall have the meaning set forth in the recitals hereto.

                  "Domestic Corporation" shall have the meaning set forth in the definition of "Stock."

                  "Event of Default" shall have the meaning set forth in Section 1 hereof.

                  "Financial Asset" shall have the meaning given such term in
Section 8-102(a)(9) of the UCC.

                  "Foreign Corporation" shall have the meaning set forth in the definition of "Stock."

                  "Indemnitees" shall have the meaning set forth in Section 11 hereof.

                  "Instrument" shall have the meaning given such term in Section 9-105(1)(i) of the UCC.

                  "Interest Rate Protection or Other Hedging Agreement" shall have the meaning given such term in the recitals hereto.

                  "Investment Property" shall have the meaning given such term in Section 9-115(f) of the UCC.

                  "Lender Creditors" shall have the meaning given such term in the recitals hereto.

                  "Lenders" shall have the meaning given such term in the recitals hereto.

                  "Limited Liability Company Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

                  "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

                  "Non-Voting Stock" shall mean all capital stock which is not Voting Stock.

                  "Notes" shall mean (x) all intercompany notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor.

                  "Obligations" shall have the meaning set forth in Section 1 hereof.

                  "Other Creditors" shall have the meaning set forth in the recitals hereto.

                  "Other Obligations" shall have the meaning set forth in
Section 1 hereof.

                  "Partnership Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

                  "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

                  "Pledged Notes" shall have the meaning set forth in Section
3.5 hereof.

                  "Pledgee" shall have the meaning set forth in the first paragraph hereof.

                  "Pledgor" shall have the meaning set forth in the first paragraph hereof.

                  "Proceeds" shall have the meaning given such term in Section 9-306(l) of the UCC.

                  "Required Lenders" shall have the meaning given such term in the Credit Agreement.

                  "Secured Creditors" shall have the meaning set forth in the recitals hereto.

                  "Secured Debt Agreements" shall have the meaning set forth in
Section 5 hereof.

                  "Securities Account" shall have the meaning given such term in
Section 8-501(a) of the UCC.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, as in effect from time to time.

                  "Security" and "Securities" shall have the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event include all Stock and Notes (to the extent same constitute "Securities" under Section 8-102(a)(15)).

                  "Security Entitlement" shall have the meaning given such term in Section 8-102(a)(17) of the UCC.

                  "Stock" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each, a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

                  "Syndication Agent" shall have the meaning given such term in the recitals hereto.

                  "Termination Date" shall have the meaning set forth in Section 19 hereof.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

                  "Uncertificated Security" shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

                  "Voting Stock" shall mean all classes of capital stock of any Foreign Corporation entitled to vote.

                  3. PLEDGE OF SECURITY INTEREST, ETC.

                  3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest (subject to those Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

                  (a) each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the Security Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                  (b) all Securities of such Pledgor from time to time;

                  (c) all Limited Liability Company Interests of such Pledgor from time to time, excluding those in a limited liability company that is not a Subsidiary of the Borrower to the extent (and only to the extent) such Limited Liability Company Interests may not be pledged hereunder without violating the terms of the operating agreement or other organizational documents of such limited liability company, and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                           (A) all its capital therein and its interest in all
                  profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                           (B) all other payments due or to become due to such
                  Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C) all of its claims, rights, powers, privileges,
                  authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                           (D) all present and future claims, if any, of such
                  Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

                           (E) all of such Pledgor's rights under any limited
                  liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

                           (F) all other property hereafter delivered in
                  substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (d) all Partnership Interests of such Pledgor from time to time, excluding those in a partnership that is not a Subsidiary of the Borrower to the extent (and only to the extent) such Partnership Interests (or any of the following items (A) through (F)) may not be pledged hereunder without violating the terms of the partnership agreement or other organizational documents of such partnership, and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                           (A) all its capital therein and its interest in all
                  profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

                           (B) all other payments due or to become due to such
                  Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C) all of its claims, rights, powers, privileges,
                  authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                           (D) all present and future claims, if any, of such
                  Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

                           (E) all of such Pledgor's rights under any
                  partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

                           (F) all other property hereafter delivered in
                  substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (e) all Security Entitlements of such Pledgor from time to time in any and all of the foregoing;

                  (f) all Financial Assets and Investment Property of such Pledgor from time to time; and

                  (g) all Proceeds of any and all of the foregoing;

provided that (x) except to the extent provided by Section 8.13 of the Credit Agreement, no Pledgor shall be required at any time to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

                  3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

                  (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

                  (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction; it being understood that the Pledgee will not so originate any instructions to any such issuer unless an Event of Default has occurred and is continuing;

                  (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions (x) required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-115 (4)(a) and (b), 9-115
         (1)(e) and 8-106(d) of the UCC) and (y) as the Pledgee deems necessary or desirable to effect the foregoing;

                  (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate, the procedure set forth in Section 3.2(a)(i), and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate, the procedure set forth in Section 3.2(a)(ii);

                  (v) with respect to any Note, physical delivery of such Note to the Pledgee, endorsed to the Pledgee or endorsed in blank; and

                  (vi) after an Event of Default has occurred and is continuing, with respect to cash, to the extent not otherwise provided in the Security Agreement, at the request of the Collateral Agent, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

                  (b) In addition to the actions required to be taken pursuant to proceeding Section 3.2(a), each Pledgor shall take the following additional actions with respect to the Securities and Collateral (as defined below):

                  (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

                  (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, on forms covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-115(4)(b) of the UCC).

                  3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 and, furthermore, such Pledgor will within 10 days thereafter take (or cause to be taken) all action with respect to such Collateral (except to the extent such Collateral consists of Cash Equivalents) in accordance with the procedures set forth in Section 3.2, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by an Authorized Officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through F hereto as are necessary to cause such annexes to be complete and accurate at such time. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder any shares of stock at any time and from time to time after the date hereof acquired by such Pledgor of any Foreign Corporation, provided that (x) except to the extent provided by Section
8.13 of the Credit Agreement, no Pledgor shall be required at any time to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

                  3.4 Transfer Taxes. Each pledge of Collateral under Section
3.1 or Section 3.3 shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

                  3.5 Definition of Pledged Notes. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes".

                  3.6 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex A hereto; (ii) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (iii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto where such Pledgor is listed as the lender;
(v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex D hereto; (vi) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex D hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto;
(viii) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto; (ix) the Pledgor has complied with the respective procedure set forth in
Section 3.2(a) with respect to each item of Collateral described in Annexes A through E hereto; and (x) such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications and take all other actions in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of materially impairing the value of the Collateral or any material part thereof or the position or interests of the Pledgee or any other Secured Creditor therein. All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease if and for so long as an Event of Default shall occur and be continuing and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until an Event of Default shall have occurred and be continuing, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to (and may be retained by) the respective Pledgor. Subject to Section 3.2 hereof, the Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                  (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. In the event an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor;

                  (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (subject to any applicable operating agreement, partnership agreement or other organizational document in the case of any Collateral constituting a Partnership Interest or a Limited Liability Company Interest) (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so during the continuation of an Event of Default);

                  (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise, except to the extent required by applicable law (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of each Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

                  (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.

Unless otherwise required by the Credit Documents, no notice to or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without demand or notice. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement and the other Credit Documents.

                  9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided in Section 7.4 of the Security Agreement.

                  (b) It is understood and agreed that each Pledgor shall remain liable to the extent of any deficiency between the amount of proceeds of the Collateral pledged by it hereunder and the aggregate amount of its Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), to the extent permitted by law, the receipt of the Pledgee or the officer making such sale of the purchase money paid as consideration pursuant to such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee, each other Secured Creditor and their respective successors, assigns, employees, agents and servants (individually an "Indemnitee", and collectively, the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys' fees, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities (including liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee). In no event shall any Indemnitee hereunder be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this
Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection and Other Hedging Agreements and Letters of Credit, and the payment of all other Obligations and notwithstanding the discharge thereof.

                  12. FURTHER ASSURANCES; POWER OF ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee (acting on its own or on the instructions of the Required Lenders) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

                  (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

                  13. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and pursuant to applicable laws. The Pledgee shall act hereunder on the terms and conditions set forth herein and in
Section 12 of the Credit Agreement.

                  14. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and the other Secured Debt Agreements).

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.
(a) Each Pledgor represents, warrants and covenants that:

                  (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of one or more Securities and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement or permitted under the Credit Agreement);

                  (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

                  (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) and principles of good faith and fair dealing;

                  (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, member, partner or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee's security interest in the Collateral, (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein or (e) except for compliance with or as may required by any applicable partnership agreement, limited liability company agreement or other organizational document relating to any partnership or limited liability company that is not a Wholly-Owned Subsidiary of the Borrower, the exercise by the Pledgee of any of is rights or remedies provided herein with respect to the Partnership Interest or Limited Liability Company Interest relating to such partnership or limited liability company;

                  (v) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement (other than the Liens created by the Collateral Documents);

                  (vi) all of the Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests), has been duly and validly issued, is fully paid and non-assessable (to the extent applicable) and is subject to no options to purchase or similar rights, provided that Collateral consisting of Limited Liability Company Interests or Partnership Interests, may require further payments and/or assessments in respect thereof in accordance with the partnership agreements, limited liability company agreements or other organizational documents relating thereto or applicable laws;

                  (vii) each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) and principles of good faith and fair dealing;

                  (viii) the pledge, collateral assignment and delivery to the Pledgee of the Collateral consisting of certificated securities (together with instruments of transfer therefor), pursuant to this Agreement creates a valid and perfected first priority security interest in such Securities, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities (other than Permitted Liens) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

                  (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC, provided that in the case of the Pledgee obtaining "control" over Collateral consisting of a security entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains "control" over such security entitlement.

                  (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                  (c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

                  16. CHIEF EXECUTIVE OFFICE; RECORDS. The chief executive office of each Pledgor is located at the address specified in Annex F hereto. Each Pledgor will not move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 16. The originals of all documents in the possession of such Pledgor evidencing all Collateral, including but not limited to all Limited Liability Company Interests and Partnership Interests, and the only original books of account and records of such Pledgor relating thereto are, and will continue to be, kept at such chief executive office at the location specified in Annex F hereto, or at such new locations as such Pledgor may establish in accordance with the last sentence of this Section 16. All Limited Liability Company Interests and Partnership Interests are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office location specified in Annex F hereto, or such new locations as the respective Pledgor may establish in accordance with the last sentence of this Section 16. No Pledgor shall establish a new location for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' (or such shorter time period as may be agreed to by the Collateral Agent) prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such offices in accordance with the immediately preceding sentence, the respective Pledgor shall deliver to the Pledgee a supplement to Annex F hereto so as to cause such Annex F hereto to be complete and accurate.

                  17. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 19 hereof), including, without limitation:

                  (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

                  (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

                  (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

                  (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

                  (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  18. SALE OF COLLATERAL WITHOUT REGISTRATION. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

                  19. TERMINATION; RELEASE. (a) On the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging or effecting the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly assign, transfer and deliver to such

Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), a Partnership Interest or a Limited Liability Company Interest, a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv). As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitments and all Interest Rate Protection Agreements and Other Hedging Agreements have been terminated, no Letter of Credit or Note is outstanding (and all Loans have been paid in full), all Letters of Credit have been terminated, and all other Obligations then due and payable have been paid in full (other than any indemnity, not then due and payable, which by its terms shall survive such termination and payment).

                  (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated, in connection with a sale or disposition permitted by Section
9.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 19(a) or (b), it shall deliver to the Pledgee a certificate signed by an Authorized Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to
Section 19(a) or (b). If reasonably requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence. The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 19.

                  20. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

                  (i) if to any Pledgor, at:

                                    IASIS Healthcare Corporation
                                    Suite 101
                                    104 Woodmont Boulevard
                                    Nashville, TN  37205
                                    Tel:  (615) 844-2747
                                    Fax:  (615) 846-3006

                  (ii) if to the Pledgee, at:

                                    Morgan Guaranty Trust Company of New York
                                    c/o J.P. Morgan Services, Inc.
                                    500 Stanton Christiana Road
                                    Newark, Delaware  19713
                                    Attention:  Renee Richmond
                                    Tel:  (302) 634-3316
                                    Fax:  (302) 634-4300

                  (iii) if to any Lender (other than the Pledgee), at such address as such Lender shall have specified in the Credit Agreement;

                  (iv) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Borrower and the Pledgee;

or at such address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  21. THE PLEDGEE. The Pledgee will hold, directly or indirectly in accordance with this Agreement, all items of the Collateral at any time received by it under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee with respect to the Collateral, interests therein and the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in the UCC and this Agreement.

                  22. WAIVER; AMENDMENT. Except as contemplated in Section 25 hereof, none of the terms and conditions of this Agreement may be changed, waived, discharged or terminated in any manner whatsoever unless such change, waiver, discharge or termination is in writing duly signed by each Pledgor directly and adversely affected thereby and the Collateral Agent (with the consent of (x) the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, all of the Lenders) at all time prior to the time in which all Credit Document Obligations (other than those arising from indemnities for which no request has been made) have been paid in full and all Commitments and Letters of Credit under the Credit

Agreement had been terminated or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations (other than those arising from indemnities for which no request has been made)) have been paid in full and all Commitments and Letters of Credit under the Credit Agreement had been terminated, provided, however, that no such change, waiver, modification or variance shall be made to Section 11 hereof or this Section 22 without the consent of each Secured Creditor adversely affected thereby, provided further, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to each of the Credit Document Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of more than 50% of all obligations outstanding from time to time under the Interest Rate Protection Agreements and Other Hedging Agreements.

                  23. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 19, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Lenders or to the extent required by Section 13.12 of the Credit Agreement, all of the Lenders), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Parties and their respective successors, transferees and assigns. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  24. WAIVER OF JURY TRIAL. Each Pledgor hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

                  25. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

                  26. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  27. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Parties that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Subsidiary Guarantor have been limited as provided in the Subsidiaries Guaranty.

                  28. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.
(a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

                  (b) Except as provided in the last sentence of paragraph (a) of this Section 28, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 28.

                  (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  29. EFFECTIVENESS. This Agreement shall become effective when the Pledgee, and each Pledgor whose name appears on the signature pages hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent.



                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                                       IASIS HEALTHCARE CORPORATION



                                       By: /s/ Wayne Gower
                                          -----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       SALT LAKE REGIONAL MEDICAL CENTER, INC.,
                                         as a Pledgor



                                       By: /s/ Wayne Gower
                                          -----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       JORDAN VALLEY HOSPITAL, INC., as a
                                         Pledgor



                                       By: /s/ Wayne Gower
                                          -----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       DAVIS HOSPITAL & MEDICAL CENTER, INC.,
                                         as a Pledgor



                                       By: /s/ Wayne Gower
                                          -----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer

                                       ROCKY MOUNTAIN MEDICAL CENTER, INC., as
                                         a Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       PIONEER VALLEY HOSPITAL, INC., as a
                                         Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       PIONEER VALLEY HEALTH PLAN, INC., as a
                                         Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       CLINICARE OF UTAH, INC., as a Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       SOUTHRIDGE PLAZA HOLDINGS, INC., as a
                                         Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer

                                       SANDY CITY HOLDINGS, INC., as a Pledgor



                                       By: /s/ Wayne Gower
                                          -------------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       DAVIS SURGICAL CENTER HOLDINGS, INC., as
                                         a Pledgor



                                       By: /s/ Wayne Gower
                                          -------------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       MESA GENERAL HOSPITAL, LP, as a Pledgor



                                       By: /s/ Wayne Gower
                                          -------------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       ST. LUKE'S MEDICAL CENTER, LP, as a
                                         Pledgor



                                       By: /s/ Wayne Gower
                                          -------------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       ST. LUKE'S BEHAVIORAL HOSPITAL, LP, as a
                                         Pledgor



                                       By: /s/ Wayne Gower
                                          -------------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer

                                       HEALTH CHOICE ARIZONA, INC., as a Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       METRO AMBULATORY SURGERY CENTER, INC.,
                                         as a Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                      BILTMORE SURGERY CENTER, INC., as a
                                        Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       PALMS OF PASADENA HOSPITAL, LP, as a
                                         Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       ODESSA REGIONAL HOSPITAL, LP, as a
                                         Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer

                                       TEMPE ST. LUKE'S HOSPITAL, LP, as a
                                         Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       MEMORIAL HOSPITAL OF TAMPA, LP, as a
                                         Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       TOWN & COUNTRY HOSPITAL, LP, as a Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       SOUTHWEST GENERAL HOSPITAL, LP, as a
                                         Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       SSJ ST. PETERSBURG HOLDINGS, INC., as a
                                         Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer

                                       FIRST CHOICE PHYSICIANS NETWORK HOLDINGS,
                                         INC., as a Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       BAPTIST JOINT VENTURE HOLDINGS, INC., as
                                         a Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       BEAUMONT HOSPITAL HOLDINGS, INC., as a
                                         Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       IASIS HEALTHCARE HOLDINGS, INC., as a
                                         Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer


                                       IASIS MANAGEMENT COMPANY, as a Pledgor



                                       By: /s/ Wayne Gower
                                          ----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer

                                       MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK, as Pledgee



                                       By: /s/ Colleen Galle
                                          --------------------------------
                                          Name: Colleen Galle
                                          Title: Vice President

                                       BILTMORE SURGERY CENTER, INC. (ARIZONA
                                         CORPORATION), as Pledgee



                                       By: /s/ Wayne Gower
                                          ---------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer

                                       IASIS HEALTHCARE MSO SUB OF SALT LAKE
                                         CITY, LLC, as a Pledgor



                                       By: /s/ Wayne Gower
                                          -----------------------------------
                                          Name: Wayne Gower
                                          Title: President & Chief Executive
                                                  Officer